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                                                                   EXHIBIT 10.45

                                 AMENDMENT NO. 3

         AMENDMENT NO. 3, dated as of February 4, 1999 (the "Amendment"), to the Amendment and Restatement, dated as of April 1, 1993, of the Construction and Term Loan Agreement, dated as of February 4, 1992, as amended by Amendment No. 1, dated as of December 22, 1993, and Amendment No. 2, dated as of July 31, 1998 (as may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among (i) Camden Cogen L.P., a Delaware limited partnership (the "Borrower"), of which Cogen Technologies Camden GP Limited Partnership, a Delaware limited partnership, is the sole general partner, (ii) the Tranche A Lenders and Tranche B Lenders from time to time parties thereto (collectively, the "Lenders"), (iii) The Bank of Tokyo-Mitsubishi Trust Company (formerly known as The Bank of Tokyo Trust Company), a banking corporation organized and existing under the laws of the State of New York, as Senior Tranche Agent, (iv) Commerzbank AG, New York Branch, a New York State licensed branch of a bank organized under the laws of Germany, as Agent and (v) General Electric Capital Corporation, a New York corporation ("GE Capital"), as Junior Trance Agent and as issuer of the Letters of Credit.

                                   WITNESSETH:

         WHEREAS, the parties hereto desire to amend certain provisions of the Credit Agreement as provided herein;

         NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement shall have such defined meanings when used herein.

         2. Amendments to the Credit Agreement

            (i) Section 9(k) of the Credit Agreement is hereby restated in its entirety to read as follows:

                  "(k) An entity with a net worth of at least $100,000,000 shall fail to own and control, directly or indirectly, a beneficial interest of at least 8.2% in the Borrower."

            (ii) Section 11.2 of the Credit Agreement shall be amended to restate the address of the Borrower as follows:




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                           "Camden Cogen L.P.
                           1400 Smith Street, EB 2407
                           Houston, Texas 77002
                           Attention: Donna Lowry, Compliance Department
                           Telecopy: (713) 646-4039"

         3. Limited Effect. Except as expressly amended hereby, all of the provisions of the Credit Agreement shall continue to be, and shall remain, in full force and effect in accordance with their terms.

         4. Counterparts. This Amendment may be executed in any number of counterparts, all of which shall constitute one and the same instrument.

         5. Governing Law. This Amendment shall be governed by, and be construed and interpreted in accordance with, the laws of the State of New York.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their proper and duly authorized officers as of the date first above written.

                                   CAMDEN COGEN, L.P.

                                   By: Cogen Technologies Camden GP Limited
                                       Partnership, a Delaware Limited
                                       Partnership, its General Partner

                                       By: Jedi Camden GP, L.L.C., a Delaware
                                           Limited Liability Company, its
                                           General Partner

                                           By:  /s/ JEREMY BLACHMAN
                                              ---------------------------------
                                           Name:    Jeremy Blachman
                                                -------------------------------
                                           Title:  Attorney-In-Fact
                                                 ------------------------------


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                              COMMERZBANK AG, NEW YORK BRANCH,
                              as Agent

                              By:      /s/ DEMPSEY L. GABLE
                                 --------------------------------------
                              Name:        Dempsey L. Gable
                                   ------------------------------------
                              Title:   Senior Vice President
                                    -----------------------------------

                              By:      /s/ TIMOTHY CHIN
                                 --------------------------------------
                              Name:        Timothy Chin
                                   ------------------------------------
                              Title:   Assistant Vice President
                                    -----------------------------------


                              COMMERZBANK AG, ATLANTA AGENCY,
                              as a Tranche A Lender

                              By:      /s/ DEMPSEY L. GABLE
                                 --------------------------------------
                              Name:        Dempsey L. Gable
                                   ------------------------------------
                              Title:   Senior Vice President
                                    -----------------------------------

                              By:      /s/ TIMOTHY CHIN
                                 --------------------------------------
                              Name:        Timothy Chin
                                   ------------------------------------
                              Title:   Assistant Vice President
                                    -----------------------------------

                              THE BANK OF TOKYO-MITSUBISHI
                              TRUST COMPANY, as Senior Tranche Agent
                              and a Tranche A Lender

                              By:      /s/ SHINICHI HONGRO
                                 --------------------------------------
                              Name:        Shinichi Hongro
                                   ------------------------------------
                              Title:   Sup & Manager
                                    -----------------------------------


                              THE FUJI BANK LIMITED, as a
                              Tranche A Lender


                              By:      /s/ THOMAS W. BOYLAN
                                 --------------------------------------
                              Name:        Thomas W. Boylan
                                   ------------------------------------
                              Title:   VP & Team Leader
                                    -----------------------------------





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                                   CREDIT LYONNAIS,
                                   NEW YORK BRANCH,
                                   as a Tranche A Lender

                                   By:     /s/ ROBERT G. COLVIN
                                      --------------------------------------
                                   Name:       Robert G. Colvin
                                        ------------------------------------
                                   Title:  Vice President
                                         -----------------------------------


                                   GENERAL ELECTRIC CAPITAL
                                   CORPORATION, as Junior Tranche Agent,
                                   Tranche B Lender and issuer of the
                                   Letters of Credit

                                   By:     /s/ MICHAEL J. TZOUGRAKIS
                                      --------------------------------------
                                   Name:       Michael J. Tzougrakis
                                        ------------------------------------
                                   Title:  Manager of Operations
                                         -----------------------------------


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